Consolidated Statements of Operations - USD ($)	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Revenue:
Licensing revenue
Expenses:
General and administrative	4,545,884	5,966,415
Settlement with former Chief Executive Officer		6,096,597
Depreciation and amortization	15,004	13,978
Total operating expenses	4,560,888	12,076,990
Loss from operations	(4,560,888)	(12,076,990)
Other income (expense):
Liquidated damages expense		(1,109,653)
Forgiveness of accounts payable	351,241
Interest income	11,689	16,822
Other income (expense), net	(2,615)	(6,842)
Net Loss	(4,200,573)	(13,176,663)
Dividends paid on preferred shares	(561,381)	(171,668)
Net loss attributable to common stockholders	$ (4,761,954)	$ (13,348,331)
Basic and diluted loss per share	$ (0.11)	$ (0.35)
Basic and diluted weighted average shares outstanding	43,359,233	37,584,695